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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Registration Nos. 33-45460, 33-45461, 33-81066, 333-51765, 333-80937
and 333-39298) of our report dated March 18, 2004, with respect to the consolidated financial statements and schedule of G-III Apparel Group, Ltd. and subsidiaries included in the Annual Report (Form 10-K) for the year ended January 31, 2004.



                                                          /s/ Ernst & Young, LLP

New York, New York
April 26, 2004